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                                                                    EXHIBIT 10.2

Warrant No. ________

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF HOLDERS (INCLUDING ANY FUTURE HOLDERS) THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK
                     OF POWERHOUSE TECHNOLOGIES GROUP, INC.

      This certifies that [Warrant Holder Name] located at [Warrant Holder Address], its successors or assigns (the "Holder"), for value received is entitled to purchase from PowerHouse Technologies Group, Inc., a Delaware corporation (the "Company"), up to [Number of Shares] [(_________)] fully paid and nonassessable shares of the Company's Common Stock (the "Warrant Shares") at a price per share equal to $0.40 (the "Exercise Price") upon the terms and conditions set forth herein. This Warrant shall become exercisable for the Warrant Shares commencing on September [___], 2005 (the "Commencement Date") and shall terminate and be of no further force or effect at 5:00 p.m. (Pacific Time) on the date (the "Termination Date") that is the earlier of (i) the date three years after the date of this Warrant or (ii) the effective date of a liquidation, dissolution or winding-up of the Company; provided, however, that if the Termination Date is determined by application of clause (ii) above, the Commencement Date shall be determined under Section 3.7 hereof. Such period of time during which this Warrant is exercisable shall hereinafter be referred to as the "Exercise Period." During the Exercise Period, the Warrant shall be exercisable upon surrender to the Company at its principal office at 555 Twin Dolphin Drive, Redwood City, California (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment by "Net Issue Exercise," cash, cashier's check or wire transfer of immediately available funds of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof, such exercise to be conditioned upon the accuracy of all representations and warranties contained in such Form of Subscription. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THAT CERTAIN COMMON STOCK

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AND WARRANT PURCHASE AGREEMENT (THE "PURCHASE AGREEMENT"), OF EVEN DATE HEREWITH
BETWEEN THE COMPANY AND THE HOLDER.

      This Warrant is subject to the following terms and conditions:

      1. Exercise of Warrant

      1.1 Issuance of Certificates. Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Commencement Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Form of Subscription annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within five (5) Trading Days of the date said Form of Subscription is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank. Certificates for shares purchased hereunder shall be delivered to the Holder within the earlier of (i) five (5) Trading Days after the date on which the Form of Subscription shall have been delivered by facsimile copy or (ii) three (3) Trading Days from the delivery to the Company of the Form of Subscription by facsimile copy, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"); provided, however, in the event the Warrant is not surrendered or the aggregate Exercise Price is not received by the Company within five (5) Trading Days after the date on which the Form of Subscription shall be delivered by facsimile copy, the Warrant Share Delivery Date shall be extended to the extent such five (5) Trading Day period is exceeded. This Warrant shall be deemed to have been exercised on the later of the date the Form of Subscription is delivered to the Company by facsimile copy and the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 3.6 prior to the issuance of such shares, have been paid. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this
Section 1.1 by the third Trading Day following the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise by the fifth (5th) Trading Day after the Warrant Share Delivery Date, and if after such day the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall
(1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for

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which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

      1.2 Partial Exercise. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

      1.3 Limitations on Exercise.

      (a) Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates (as defined in Rule 144 of the Securities Act) and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.9% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a reclassification, reorganization, merger or similar transaction as contemplated in Section 3.3 of this Warrant. By written notice to the Company, an Investor may waive the provisions of this Section 1.3 as to itself but any such waiver will not be effective until the 61st day after delivery thereof and such waiver shall have no effect on any other Investor.

      (b) Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section

                                     - 3 -
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13(d) of the Exchange Act, does not exceed 9.9% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a reclassification, reorganization, merger or similar transaction as contemplated in Section 3.3 of this Warrant. This restriction may not be waived.

      1.4 Limited Net Issue Exercise. If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering the resale of the Warrant Shares by the Holder, this Warrant may also be exercised at such time by means of a "Net Issue Exercise" in which the Holder shall be entitled to receive Warrant Shares equal to the value of this Warrant (or the portion thereof being exercised by Net Issue Exercise) by surrender of this Warrant to the Company together with notice of such Net Issue Exercise, in which event the Company shall issue to Holder a number of Warrant Shares computed as of the date of surrender of this Warrant to the Company using the following formula:

                                  X = Y x (A-B)
                                      ---------
                                         A


            Where:

                  X = the number of Warrant Shares to be issued to Holder pursuant to this Section 1.4;

                  Y = the number of Warrant Shares otherwise purchasable under this Warrant, or any lesser number of Warrant Shares as to which this Warrant is being exercised (at the date of such calculation);

                  A = the fair market value of one share of the Company's Common Stock (at the date of such calculation);

                  B = the Exercise Price (as adjusted to the date of such calculation).

      2. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of this Warrant, a sufficient number of shares of authorized but unissued Common Stock. When and as required to provide for the exercise of the rights represented by this Warrant, the Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated

                                     - 4 -
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quotation system upon which the Common Stock may be listed. For purposes of this
Warrant, the fair market value of one Warrant Share shall mean, to the extent it applies to the Company's Common Stock, the average of the daily high and low trading prices of the Company's Common Stock on the Over The Counter Bulletin Board (or other exchange or market that is the primary trading market for the Company's Common Stock at that time (the "Trading Market"), as determined by the Company's Board of Directors in good faith) on the 10 Trading Days ending on the date prior to the date the Warrant is exercised and, to the extent it applies to other securities or property, as determined by the Company's Board of Directors in good faith.

      3.1 Exercise Price Adjustments. In the event that on or subsequent to the Commencement Date, the Company issues or sells any Common Stock, any Convertible Securities (as defined herein), or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or any such Convertible Securities (other than (i) shares which are issued pursuant to the Securities, (ii) shares of Common Stock or options to purchase such shares issued to employees, consultants, officers or directors in accordance with stock plans approved by the Board of Directors, and shares of Common Stock issuable under options or warrants that are outstanding as of the date of the Purchase Agreement and (iii) shares of Common Stock issued pursuant to a stock dividend, split, combination, reclassification, reorganization, merger or other similar transactions), and at an effective price per share which is less than eighty percent (80%) of the then applicable Exercise Price (such effective price per share, the "New Issuance Price"), then the Exercise Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount equal to one hundred twenty five percent (125%) of the New Issuance Price. For the purposes of the foregoing adjustments, in the case of the issuance of any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock ("Convertible Securities"), the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of Common Stock upon exercise, exchange or conversion of such Convertible Securities.

      If such Convertible Securities, warrants, options or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to this Company, or decrease or increase in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price for the Warrant computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Convertible Securities, warrants, options or other rights (provided, however, that no such adjustment of such Exercise Price shall affect Common Stock previously issued upon the exercise of the Warrant).

      3.2 Adjustments to Exercise Prices for Stock Dividends and for Combinations or Subdivisions of Common Stock. (a) In the event that the Company at any time or from time to time after the Commencement Date shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for

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no consideration, or shall effect a subdivision of the outstanding shares of
Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Exercise Price for the Warrant in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

      (b) Upon each adjustment of the Exercise Price under Section 3.2(a), the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

      3.3 Adjustments for Reclassifications, and Reorganizations, Mergers, Etc. If any: (a) capital reorganization or reclassification of the capital stock of the Company, (b) consolidation or merger of the Company with another person, (c) exchange, or (d) sale of all or substantially all of the Company's assets to another person shall be effected after the Commencement Date in such a way that holders of the Common Stock shall be entitled to receive securities, money or other property with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger, exchange or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the Warrant, such securities, money or other property as would have been issued or delivered to the Holder if it had exercised this warrant and had received such shares of Common Stock prior to such reorganization, reclassification, consolidation, merger, exchange or sale. The Company shall not effect any such consolidation, merger, exchange or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, the person with whom the exchange is effected or the person purchasing such assets shall assume by written instrument executed and mailed to the registered Holder at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such securities, money or other property as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

      3.4 Other Distributions. In the event that the Company shall declare a distribution payable in securities of other persons, evidence of indebtedness issued by this Company or other persons, or assets (excluding cash dividends), then, in each such case the holder of the Warrant shall be entitled to receive upon exercise of this Warrant, a proportionate share of any such distribution as though the holder were the holder of the number of shares of Common Stock of this Company into which the holder's shares the Warrant was exercisable as of the

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record date fixed for the determination of the holders of Common Stock of this
Company entitled to receive such distribution.

      3.5 No Adjustment. No adjustment of the Exercise Price for the Warrant shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three
(3) years from the date of the event giving rise to the adjustment being carried forward.

      3.6 Fractional Shares and Certificate as to Adjustments.

            (a) No fractional shares shall be issued upon exercise of the Warrant. The Company shall pay in cash the fair value of such fractional shares (as determined by the Board of Directors of the Company) to the holder otherwise entitled to receive such fractional shares. Whether or not fractional shares are issuable upon such exercise shall be determined on the basis of the percentage of the Warrant the holder is at the time exercising and the number of shares of Common Stock issuable upon such exercise.

            (b) Upon the occurrence of each adjustment or readjustment of the Exercise Price of the Warrant, pursuant to this Section 3, this Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the holder of the Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Company shall, upon the written request at any time of the holder of the Warrant furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Exercise Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

      3.7 Notices of Record Date. In the event of any taking by this Company of a record of the holders of the Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this Company shall mail to the holder of the Warrant at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right. In the event that any such record is to be taken in connection with the liquidation, dissolution or winding up of the Company, then, notwithstanding anything herein to the contrary, the Warrant, if it is not then exercisable, shall become immediately exercisable on the date the Company is required to mail such notice and such date shall be deemed the "Commencement Date".

      4. Issue Tax. The issuance of certificates for the Warrant Shares upon the exercise of the Warrant shall be made without charge to the holder of the Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then holder of the Warrant being exercised.

      5. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. Except for the adjustment to the Exercise Price pursuant to Section 3, in the event of a dividend on the Common Stock payable in shares of Common Stock, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

      6. Restrictions on Transferability of Securities: Compliance With Securities Act.

      6.1 Restrictions on Transferability. The Holder of this Warrant, by acceptance hereof, agrees to comply in all respects with the provisions of this
Section 6. Neither this Warrant nor any of the rights, interests or obligations hereunder may be transferred or assigned in an amount exercisable for less than 1,000 shares of Common Stock. Prior to any proposed transfer of this Warrant or any Warrant Shares (collectively the "Securities"), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder of such securities shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail and shall be accompanied by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel to the effect that the proposed transfer of the Warrant and/or Warrant Shares may be effected without registration under the Securities Act, or (ii) a "no action" letter from the U.S. Securities and Exchange Commission (the "Commission") to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that enforcement action be taken with respect thereto, whereupon (subject to the restrictions set forth in this Section 6) the Holder of such securities shall be entitled to transfer such securities in accordance with the terms of the notice delivered by the Holder to the Company. Each new certificate evidencing the Warrant and/or Warrant Shares so transferred shall bear the appropriate restrictive legends set forth in
Section 6.2 below, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for the Company, such legend is not required in order to establish or assist in compliance with any provisions of the Securities Act or any applicable state securities laws.

      6.2 Restrictive Legend. Each certificate representing the Securities or any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, consolidation or similar event, shall be stamped or otherwise imprinted with a

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legend substantially in the following form (in addition to any legend required under applicable state securities laws):

      In the Case of Warrant and Warrant Shares:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF HOLDERS (INCLUDING ANY FUTURE HOLDERS) THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS.

      6.3 Exchange of Warrant. Subject to the terms and conditions hereof, including the restrictions on transfer in this Section 6, upon surrender of this Warrant to the Company with a duly executed Assignment Form in the form attached hereto and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants of like tenor in the name of the assignee named in such Assignment Form and this Warrant shall promptly be canceled. The term "Warrant" as used herein shall be deemed to include any Warrants issued in exchange for this Warrant.

      6.4 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in Section 6.

      7. Redemption. At any time eighteen (18) months after the Commencement Date, this Warrant may be redeemed at the option of the Company at a redemption price of $0.01 (subject to adjustment in good faith by the Company's Board of Directors in the event of stock splits or other events described in Sections 3.2, 3.3 and 3.4) (the "Redemption Price"), per Warrant Share provided that (i) the closing price per share of the Company's Common Stock shall have been greater than or equal to $2.00 (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar events with respect to the Common Stock that occur after the Commencement Date) for each Trading Day of any twenty (20) consecutive Trading Days and the average daily trading volume of the Company's Common Stock shall have been greater than or equal to 100,000 shares (a "Triggering Event") during a period ending within two (2) Trading Days prior to the Redemption Notice Date (as defined below), (ii) during the period from the Redemption Notice Date to the Redemption Date the Company shall have honored in accordance with the terms of this Warrant all Forms of Subscription delivered by the Redemption Date, (iii) during the period from the Redemption Notice Date to the Redemption Date the Registration Statement shall be effective as to all Warrant Shares and the prospectus thereunder available for use by the Holder for the resale of all such Warrant Shares, and (iv) during the period from the Redemption Notice Date to the Redemption Date the Common Stock shall be listed or quoted for trading on the Trading Market. The Company shall provide written notice of redemption which shall specify the Redemption Date (the "Notice of Redemption") to the Holder not later than two (2) Trading Days after a Triggering Event. On or after the date fixed for redemption (the "Redemption Date") which shall be no less than thirty (30) days after the date that the Notice of Redemption is sent to the Holder (the "Redemption Notice Date"), the Holder shall have no rights with respect to this Warrant except to receive the Redemption Price upon surrender of this Warrant Certificate.

      8. Amendments and Waiver. This Warrant may not be modified or amended except by an instrument or instruments in writing signed by the Company and the Holder of this Warrant. Either the Company or the Holder of this Warrant may, by an instrument in writing, waive compliance by the other party with any term or provision of this Warrant on the part of such other party hereto to be performed or complied with. The waiver by any such party of a breach of any term or provision of this Warrant shall not be construed as a waiver of any subsequent breach.

      9. Notices. Any notice required to be given to the holder of the Warrant shall be deemed given upon personal delivery to the party to be notified (or upon the date of attempted delivery where delivery is refused) or, if sent by telecopier, telex, telegram, or other facsimile means, upon receipt of appropriate electronic confirmation successfully transmitted, or three days after deposit with the United States Postal Service, by registered or certified mail, postage prepaid, or one day after deposit with next day air courier, with postage and fees prepaid and addressed to the holder of record at the address of such holder appearing on the books of this Company.

      10. Attorneys Fees. If legal action is brought to enforce or interpret this Warrant, the prevailing party shall be entitled to recover its reasonable attorneys' fees and legal costs in connection therewith.

      11. Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York (without regard to its conflicts of law provisions).

      12. Lost Warrants or Stock Certificates. The Company represents and warrants to Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity and, if requested, bond reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

      13. Binding Effect; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Holder and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Holder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers, thereunto duly authorized this ___ day of September, 2005.

                                          PowerHouse Technologies Group, Inc.


                                          By: __________________________________
                                               Name:  __________________________
                                               Title: __________________________

                              FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrant)

To:   PowerHouse Technologies Group, Inc.

      The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise such Warrant for, and to purchase thereunder, ________________ (________) shares of Common Stock of PowerHouse Technologies Group, Inc. (the "Company"), and herewith makes payment in the amount of $________ therefor or, subject to satisfaction of the conditions set forth in
Section 1.4 of the Warrant, by initial here _____, Holder elects to exercise under the Net Issue Exercise provisions of Section 1.4 of the Warrant.

      The certificates for such shares should be issued in the name of, and delivered to, ________________ whose address is:
________________________________________________________________________________
________________________________________________________________________________

      The undersigned represents, unless the exercise of this Warrant has been registered under the Securities Act of 1933, as amended (the "Securities Act"), that (i) the undersigned is acquiring such Common Stock for his or its own account for investment and not with a view to or for sale in connection with any distribution thereof (except for any resale pursuant to a registration statement under the Securities Act), (ii) the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the undersigned's investment in the shares of Common Stock,
(iii) the undersigned has received all of the information the undersigned requested from the Company and the undersigned considers necessary or appropriate for deciding whether to purchase the shares, (iv) the undersigned has the ability to bear the economic risks of the undersigned's prospective investment and (v) the undersigned is able, without materially impairing his financial condition, to hold the shares of Common Stock for an indefinite period of time and to suffer complete loss on the undersigned's investment.

DATED: _______________________________

                                          ______________________________________
                                          (Signature must conform in all
                                          respects to name of holder as
                                          specified on the face of the Warrant)

                                          ______________________________________
                                          ______________________________________
                                          (Address)

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

                                 ASSIGNMENT FORM

               (To be executed only upon transfer of this Warrant)

      For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ____________________ (the "Assignee") the right represented by such Warrant to purchase __________ Warrant Shares and all other rights of the Warrantholder with respect thereto under the within Warrant, and appoints _________________ as Attorney to make such transfer on the books of PowerHouse Technologies Group, Inc. maintained for such purpose, with full power of substitution in the premises.

      The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated: _______________________________

                                          ______________________________________

                                          (Signature)

                                          ______________________________________
                                          (Print Name)

                                          ______________________________________
                                          (Street Address)

                                          ______________________________________
                                          (City) (State) (Zip Code)

[Medallion Guaranty]